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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
October 26, 2006

WHERIFY WIRELESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24001	76-0552098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Bridge Parkway, Suite 201, Redwood Shores, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code
(650) 551-5200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 26, 2006, Timothy Neher, the Chief Executive Officer of Wherify Wireless Inc. (the "Company"), gave a presentation to certain shareholders after the adjournment of the Company's annual meeting regarding the business of the Company. Attached as Exhibit 99.1 is a copy of the slides that were presented.

Item 8.01 Other Events

On October 26, 2006 the Annual Shareholders Meeting was adjourned until 3:00 pm (Pacific Time) on Friday, October 27, 2006 in order to provide additional time to obtain a quorum. No business was transacted prior to the adjournment. The meeting on October 27, 2006 will be held at the Company's offices at 2000 Bridge Parkway, Suite 201, Redwood Shores, California.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.
Exhibit Number	Description
99.1	Power Point Slides, presented to certain shareholders after the Company's Annual Meeting.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

WHERIFY WIRELESS, INC.

Date: October 26, 2006	By:	/s/ Mark E. Gitter
Mark E. Gitter
Chief Financial Officer and Treasurer